As filed with the Securities and Exchange Commission on June 24, 1998 Registration No. 333-


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549
                           -----------------------------

                                      FORM S-8

                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933
                           -----------------------------

                             ADOBE SYSTEMS INCORPORATED
               (Exact Name of Registrant as Specified in its Charter)

DELAWARE                                                   77-0019522
(State of Other Jurisdiction                               (IRS Employer
of Incorporation)                                          Identification No.)

                           -----------------------------
                                  345 PARK AVENUE
                            SAN JOSE, CALIFORNIA  95110
                                   (408) 536-6000
           (Address and telephone number of principal executive offices)
                           -----------------------------

                             ADOBE SYSTEMS INCORPORATED
                 AMENDED 1994 PERFORMANCE AND RESTRICTED STOCK PLAN
                              (Full title of the plan)

                                  P. JACKSON BELL
                 EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
               CHIEF ADMINISTRATIVE OFFICER, AND ASSISTANT SECRETARY
                             ADOBE SYSTEMS INCORPORATED
                                  345 PARK AVENUE
                            SAN JOSE, CALIFORNIA  95110
                                   (408) 536-6000
                    (Name, address  and telephone number, including
                         area code, of agent for service)


                          CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                        Proposed                     Proposed
                                                          Maximum                     Maximum
Title of Securities to be          Amount to         Offering Price             Aggregate Offering             Amount of
    Registered                    be Registered        Per Share(1)                  Price (1)           Registration Fee (1)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock
(par value $0.0001)                 500,000             $39.6875                    $19,843,750               $5,854
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------
(1) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee, based upon the average of the high and low prices of the Company's common stock on June 19, 1998 as reported on The Nasdaq National Market.

                                       PART II

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The Registrant hereby incorporates by reference in this registration statement:

     (a) The contents of the Registration Statements on Form S-8 (No. 33-84396, effective September 27, 1994) previously filed with respect to the Adobe Systems Incorporated 1994 Performance and Restricted Stock Plan.

     (b)  The Registrant's latest annual report on Form 10-K, filed pursuant to
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") containing audited financial statements for the Registrant's latest fiscal year ended November 28, 1997.

     (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Registrant document referred to in (b) above.


ITEM 8.   EXHIBITS



EXHIBIT                                                           INCORPORATED BY REFERENCE                FILED
NUMBER    EXHIBIT DESCRIPTION                              FORM            DATE           NUMBER          HEREWITH
-------   -------------------                              ----            ----           ------          --------
4.1       The Registrant's (as successor in-               10-Q          05/30/97         3.1
          interest to Adobe Systems (Delaware)
          Incorporated by virtue of a
          reincorporation effective 5/30/97)
          Certificate of Incorporation, as
          filed with the Secretary of State
          of the State of Delaware on 5/9/97.

4.2       Amended and Restated Bylaws of                   10-K          11/28/97         3.2.10
          Registrant as currently in effect.

4.3       Second Amended and Restated Rights                8-K          08/29/97         4
          Agreement between the Company and
          Harris Trust Company of California


EXHIBIT                                                         INCORPORATED BY REFERENCE                 FILED
NUMBER    EXHIBIT DESCRIPTION                              FORM           DATE           NUMBER          HEREWITH
-------   -------------------                              ----           ----           ------          --------
4.4       Agreement and Plan of Merger effective           10-Q          5/30/97          2.1
          5/30/97 (by virtue of a reincorporation)
          by and between Adobe Systems Incorporated,
          a California corporation and Adobe Systems
          (Delaware) Incorporated, a Delaware
          corporation.

5         Opinion of counsel as to the legality of                                                            X
          the securities being registered hereby.

23.1      Consent of counsel (included in Exhibit 5).                                                         X

23.2      Consent of KPMG Peat Marwick LLP,                                                                   X
          Independent Auditors.

24.1      Power of Attorney is contained on                                                                   X
          the signature page.

                                     SIGNATURES:


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of San Jose, State of California, on this 24th day of June, 1998.


                                        Adobe Systems Incorporated
                                        (Registrant)



                                        By: /s/ P. JACKSON BELL
                                           -------------------------------
                                        P. Jackson Bell
                                        Executive Vice President,
                                        Chief Financial Officer,
                                        Chief Administrative Officer
                                        and Assistant Secretary

                                 POWER OF ATTORNEY

     The officers and directors of Adobe Systems Incorporated whose signatures appear below hereby constitute and appoint John E. Warnock and P. Jackson Bell, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on June 24, 1998.

Signature                               Title
---------                               -----

     /s/ JOHN E. WARNOCK                Chairman of the Board and Chief
-----------------------------------     Executive Officer
John E. Warnock                         (Principal Executive Officer)


     /s/ CHARLES M. GESCHKE             Chairman of the Board and President
-----------------------------------
Charles M. Geschke


     /s/ P. JACKSON BELL                Executive Vice President, Chief
-----------------------------------     Financial Officer, Chief Administrative
P. Jackson Bell                         Officer and Assistant Secretary
                                        (Principal Financial Officer)


     /s/ HAROLD L. COVERT
-----------------------------------     Vice President, Finance and
Harold L. Covert                        Vice President, Worldwide Field
                                        Operations
                                        (Principal Accounting Officer)


     /s/ WILLIAM R. HAMBRECHT           Director
-----------------------------------
William R. Hambrecht


     /s/ ROBERT SEDGEWICK               Director
-----------------------------------
Robert Sedgewick


     /s/ WILLIAM J. SPENCER             Director
-----------------------------------
William J. Spencer


     /s/ GENE P. CARTER                 Director
-----------------------------------
Gene P. Carter


     /s/ DELBERT W. YOCAM               Director
-----------------------------------
Delbert W. Yocam

                                   EXHIBIT INDEX

EXHIBIT
NUMBER                            EXHIBIT DESCRIPTION
--------    -------------------------------------------------------------------
4.1         The Registrant's (as successor in-interest to Adobe Systems
            (Delaware) Incorporated by virtue of a reincorporation effective
            5/30/97) Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on 5/9/97

4.2         Amended and Restated Bylaws of Registrant as currently in effect

4.3 Second Amended and Restated Rights Agreement between the Company and Harris Trust Company of California

4.4 Agreement and Plan of Merger effective 5/30/97 (by virtue of a reincorporation) by and between Adobe Systems Incorporated, a California corporation and Adobe Systems (Delaware) Incorporated, a
            Delaware corporation

5 Opinion of counsel as to the legality of the securities being registered hereby

23.1        Consent of counsel (included in Exhibit 5)

23.2        Consent of KPMG Peat Marwick LLP, Independent Auditors

24.1        Power of Attorney is contained on the signature page